UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 14, 2017 (June 14, 2017)

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.            Results of Operations and Financial Condition.

On June 14, 2017, Elite Pharmaceuticals, Inc. ("Elite" or the “Company") filed its annual report on Form 10-K for the year ended March 31, 2017 and, thereafter, issued a press release announcing its financial results for the fourth quarter and the fiscal year 2017 then ended. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As noted in the press release, the Company will host a conference call at 2:00 PM Eastern Daylight Time (EDT) on Thursday, June 15, 2017, to provide a general business update. Elite will respond to various stockholder questions submitted prior to the call.

Conference Call Information

Date:	Thursday, June 15, 2017
Time:	2:00 PM EST
Dial-in numbers:	1-800-346-7359 (domestic)
1-973-528-0008 (international)
Conference number:	98840
Questions:	dianne@elitepharma.com by 9:00 AM on Thursday, June 15, 2017
Audio Replay:	http://ir.elitepharma.com/events_presentations

Item 7.01            Regulation FD Disclosure.

The information disclosed in Item 2.02 above is incorporated into this Item 7.01. The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 2.02, "Results of Operations and Financial Condition," Item 7.01, "Regulation FD Disclosure" and Item 9.01 "Financial Statements and Exhibits" of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2017	ELITE PHARMACEUTICALS, INC.

	By:	/s/ Nasrat Hakim
Nasrat Hakim, President and CEO